Exhibit 99.1

FirstEnergy Corp.
Consolidated Income Segments
 (In millions)

		Three Months Ended December 31, 2007

				Ohio
		Energy	Competitive	Transitional
		Delivery	Energy	Generation		Reconciling
		Services (a)	Services (b)	Services (c)	Other (d)	Adjustments	Consolidated
	Revenues
(1)	Electric sales	$1,921	$343	$617	$-	$-	$2,881
(2)	FE Facilities	-	-	-	-	-	-
(3)	Other	150	36	11	10	(9)	198
(4)	Internal revenues	-	691	-	-	(691)	-
(5)	Total Revenues	2,071	1,070	628	10	(700)	3,079

	Expenses
(6)	Fuel	1	290	-	-	-	291
(7)	Purchased power	899	186	528	-	(691)	922
(8)	Other operating expenses	445	321	87	5	(27)	831
(9)	FE Facilities	-	-	-	-	-	-
(10)	Provision for depreciation	103	51	-	1	6	161
(11)	Amortization of regulatory assets	226	-	8	-	-	234
(12)	Deferral of new regulatory assets	(72)	-	(53)	-	-	(125)
(13)	General taxes	137	26	1	-	1	165
(14)	Total Expenses	1,739	874	571	6	(711)	2,479

(15)	Operating Income	332	196	57	4	11	600

	Other Income (Expense)
(16)	Investment income	50	3	-	-	(26)	27
(17)	Interest expense	(109)	(28)	-	(1)	(44)	(182)
(18)	Capitalized interest	4	7	-	-	-	11
(19)	Subsidiaries' preferred stock dividends	-	-	-	-	-	-
(20)	Total Other Expense	(55)	(18)	-	(1)	(70)	(144)

(21)	Income From Continuing Operations
	Before Income Taxes	277	178	57	3	(59)	456
(22)	Income taxes	110	71	23	4	(20)	188

(23)	Income From Continuing Operations	167	107	34	(1)	(39)	268
(24)	Discontinued operations	-	-	-	-	-	-
(25)	Net Income	$167	$107	$34	$(1)	$(39)	$268

(a )	Consists of regulated transmission and distribution operations, including transition cost recovery, and provider of last resort generation service for
	FirstEnergy's Pennsylvania and New Jersey electric utility subsidiaries.
(b )	Consists of unregulated generation and commodity operations, including competitive electric sales, and generation sales to affiliated electric utilities.
(c )	Represents provider of last resort generation service by FirstEnergy's Ohio electric utility subsidiaries.
(d )	Primarily consists of telecommunications services.

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 Consolidated Report to the Financial Community – 4th Quarter Segment Report 2007                                                  1

FirstEnergy Corp.
Consolidated Income Segments
 (In millions)

		Three Months Ended December 31, 2006

				Ohio
		Energy	Competitive	Transitional
		Delivery	Energy	Generation		Reconciling
		Services (a)	Services (b)	Services (c)	Other (d)	Adjustments	Consolidated
	Revenues
(1)	Electric sales	$1,605	$311	$576	$-	$-	$2,492
(2)	FE Facilities	-	-	-	-	-	-
(3)	Other	142	41	6	3	(4)	188
(4)	Internal revenues	-	612	-	-	(612)	-
(5)	Total Revenues	1,747	964	582	3	(616)	2,680

	Expenses
(6)	Fuel	1	282	-	-	-	283
(7)	Purchased power	671	114	492	-	(613)	664
(8)	Other operating expenses	388	300	62	(6)	(9)	735
(9)	FE Facilities	-	-	-	-	-	-
(10)	Provision for depreciation	97	47	-	1	6	151
(11)	Amortization of regulatory assets	192	-	5	-	-	197
(12)	Deferral of new regulatory assets	(100)	-	(21)	-	-	(121)
(13)	General taxes	140	20	3	(3)	7	167
(14)	Total Expenses	1,389	763	541	(8)	(609)	2,076

(15)	Operating Income	358	201	41	11	(7)	604

	Other Income (Expense)
(16)	Investment income	84	-	-	-	(55)	29
(17)	Interest expense	(121)	(52)	-	(1)	(19)	(193)
(18)	Capitalized interest	3	3	-	-	(1)	5
(19)	Subsidiaries' preferred stock dividends	(7)	-	-	-	6	(1)
(20)	Total Other Expense	(41)	(49)	-	(1)	(69)	(160)

(21)	Income From Continuing Operations
	Before Income Taxes	317	152	41	10	(76)	444
(22)	Income taxes	127	61	17	(4)	(31)	170
(23)	Income From Continuing Operations	190	91	24	14	(45)	274
(24)	Discontinued operations	-	-	-	-	-	-
(25)	Net Income	$190	$91	$24	$14	$(45)	$274

(a )	Consists of regulated transmission and distribution operations, including transition cost recovery, and provider of last resort generation service for
	FirstEnergy's Pennsylvania and New Jersey electric utility subsidiaries.
(b )	Consists of unregulated generation and commodity operations, including competitive electric sales,and generation sales to affiliated electric utilities.
(c )	Represents provider of last resort generation service by FirstEnergy's Ohio electric utility subsidiaries.
(d )	Consists of telecommunications services and non-core businesses divested in 2006 (Facilities Services Group and MYR)

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 Consolidated Report to the Financial Community – 4th Quarter Segment Report                                                       2

FirstEnergy Corp.
Consolidated Income Segments
 (In millions)

		Three Months Ended Dec. 31, 2007 vs. Three Months Ended Dec. 31, 2006
				Ohio
		Energy	Competitive	Transitional
		Delivery	Energy	Generation		Reconciling
		Services (a)	Services (b)	Services (c)	Other (d)	Adjustments	Consolidated
	Revenues
(1)	Electric sales	$316	$32	$41	$-	$-	$389
(2)	FE Facilities	-	-	-	-	-	-
(3)	Other	8	(5)	5	7	(5)	10
(4)	Internal revenues	-	79	-	-	(79)	-
(5)	Total Revenues	324	106	46	7	(84)	399

	Expenses
(6)	Fuel	-	8	-	-	-	8
(7)	Purchased power	228	72	36	-	(78)	258
(8)	Other operating expenses	57	21	25	11	(18)	96
(9)	FE Facilities	-	-	-	-	-	-
(10)	Provision for depreciation	6	4	-	-	-	10
(11)	Amortization of regulatory assets	34	-	3	-	-	37
(12)	Deferral of new regulatory assets	28	-	(32)	-	-	(4)
(13)	General taxes	(3)	6	(2)	3	(6)	(2)
(14)	Total Expenses	350	111	30	14	(102)	403

(15)	Operating Income	(26)	(5)	16	(7)	18	(4)

	Other Income (Expense)
(16)	Investment income	(34)	3	-	-	29	(2)
(17)	Interest expense	12	24	-	-	(25)	11
(18)	Capitalized interest	1	4	-	-	1	6
(19)	Subsidiaries' preferred stock dividends	7	-	-	-	(6)	1
(20)	Total Other Expense	(14)	31	-	-	(1)	16

(21)	Income From Continuing Operations
	Before Income Taxes	(40)	26	16	(7)	17	12
(22)	Income taxes	(17)	10	6	8	11	18
(23)	Income From Continuing Operations	(23)	16	10	(15)	6	(6)
(24)	Discontinued operations	-	-	-	-	-	-
(25)	Net Income	$(23)	$16	$10	$(15)	$6	$(6)

(a )	Consists of regulated transmission and distribution operations, including transition cost recovery,and provider of last resort generation service for
	FirstEnergy's Pennsylvania and New Jersey electric utility subsidiaries.
(b )	Consists of unregulated generation and commodity operations, including competitive electric sales, and generation sales to affiliated electric utilities.
(c )	Represents provider of last resort generation service by FirstEnergy's Ohio electric utility subsidiaries.
(d )	Consists of telecommunications services and non-core businesses divested in 2006 (Facilities Services Group and MYR).

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 Consolidated Report to the Financial Community – 4th Quarter Segment Report                                                                                                                                                           3